EXHIBIT 10.5

The securities represented by this Warrant have not been registered under the Securities Act of 1933, and thus may not be transferred unless registered under that Act or unless an exemption from registration is available.

Warrant dated July ___, 2016, to purchase _______ Shares of Common Stock between six (6) months and three (3) years from the date hereof.

STOCK PURCHASE WARRANT

TO PURCHASE COMMON STOCK OF

CTI INDUSTRIES CORPORATION

This certifies that, for value received,                          , or his assigns, is entitled to subscribe for and purchase from CTI INDUSTRIES CORPORATION, an Illinois corporation (hereinafter called the "Company"), at a price of Seven Dollars ($7.00) per share between six (6) months and three (3) years after the date of issuance fully paid and non-assessable shares of the Company=s no par value common stock (hereinafter referred to as the ACommon Stock@).

This Warrant is subject to the following provisions, terms and conditions:

1.          Exercise; Issuance of Certificates; Payment for Shares. The rights represented by this Warrant may be exercised by the holder hereof at any time within the period specified above, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company (or such other office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) (a) specifying the number of shares of Common Stock being purchased and (b) accompanied by a check payable to the Company for the purchase price for such shares. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant of like tenor, representing the right to purchase the number of shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be delivered to the holder hereof within such time.

2.           Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees:

(a)          that all shares of Common Stock which may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

(b)          that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of the rights represented by this Warrant; and

(c)          that the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation.

In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (a) through (c) of this paragraph 2 as though such clauses apply, equally, to such other stock or securities then issuable upon the exercise hereof.

3.           Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

4.           No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

5.           Warrants Transferable. Subject to the restrictions referred to in the legend set forth on the face of this Warrant, this Warrant and all rights hereunder are transferable to any person, in whole or in part, without charge to the holder hereof, at the office of the Company referred to in paragraph 1 above, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding. Until such transfer on such books, however, the Company may treat the registered holder hereof as the owner for all purposes.

6.           Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon its surrender by the holder hereof at the office of the Company referred to in paragraph 1 above, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

7.          Descriptive Headings; Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience of reference only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such state.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be dated this ___ day of July, 2016.

CTI INDUSTRIES CORPORATION

By:
President

NOTICE OF EXERCISE

To:	CTI Industries Corporation
22160 N. Pepper Road
Barrington, Illinois 60010
Attention: President

1.          The undersigned hereby elects to purchase ______ shares of Common Stock of CTI Industries Corporation (the “Shares”) pursuant to the terms of the attached Warrant.

2.          The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable taxes, if any.

3.          Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.          The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below, unto:

Name of Assignee	Address	Number of Shares

Dated: __________________, 20_____

Signature

Witness